SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                FORM 8-K/A No. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): MARCH 27, 2000


                                  VIZACOM INC.
             (Exact name of registrant as specified in its charter)




            DELAWARE                1-14076                 22-3270045
  (State or other jurisdiction     (Commission             (IRS Employer
         of incorporation)         File Number)       Identification Number)



          GLENPOINTE CENTER EAST
         300 FRANK W. BURR BOULEVARD
             TEANECK, NEW JERSEY                   07666
 (Address of principal executive offices)        (Zip Code)



                                 (201) 928-1001
              (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets.

     Effective March 27, 2000, we, Vizacom Inc., acquired PC Workstation Rentals, Inc., d/b/a PWR Systems, a Long Island, New York-based designer and integrator of Internet, intranet and extranet systems and other computer networks and value-added-reseller of computer and digital communication equipment. The acquisition was in the form of a merger of PWR into PWR Acquisition Corp., one of our wholly-owned subsidiaries which we formed for this transaction.

     The acquisition was completed pursuant to an Agreement and Plan of Merger, dated as of February 28, 2000, between us, PWR Acquisition, PWR and PWR's shareholders. Pursuant to the merger agreement, at the closing of the transaction, we made a cash payment to the PWR shareholders of $1 million and delivered to the PWR shareholders our promissory notes in the aggregate principal amount of $500,000. These notes are payable in twelve equal monthly installments, commencing on April 27, 2000. These notes are convertible into shares of our common stock, at a conversion price of $3.00 per share, and bear interest at the imputed interest rate of the Internal Revenue Service on the closing date. Accrued interest on these notes is payable with the monthly principal payments. These notes have been guaranteed by our PWR subsidiary. The stock portion of the acquisition consideration payable at closing was in the form of 1,500,000 shares of our common stock.

     The merger agreement provides for additional contingent consideration of up to $350,000 per year for the three-year period following the closing of the acquisition, based upon increases in PWR's earnings before interest, taxes, depreciation and amortization. We are also obligated to issue additional shares of our common stock if the market price of our common stock falls below $1.00 per share for any consecutive 30-day period during the one-year period following the closing of the acquisition.

     The 1,500,000 shares of our common stock issued at closing are subject to lock-up agreements between each PWR shareholder and us. Under these lock-up agreements, the PWR shareholders are prohibited from selling or otherwise transferring any of the shares that they receive at closing, except for (a) 10% of the shares received during a six month period commencing six months after the closing, (b) an additional 10% during the next six-month period, and (c) an additional 10% during the next six-month period. All remaining shares held by the PWR shareholders two years after the closing will be free of any sale restriction under the lock-up agreements. Any shares issued upon conversion of our promissory notes delivered at closing in the aggregate principal amount of $500,000 will not be subject to these lock-up agreements.

     All of the shares of our common stock that may be issued in the acquisition transaction, including those that may be issued upon conversion of the notes delivered at closing, will be issued in reliance upon an exemption from registration under the Securities Act of 1933. As a result, these shares will be subject to restrictions on transfer under the applicable provisions of the Securities Act. In accordance with the merger agreement, at the closing, we entered into a registration rights agreement in which we granted the PWR shareholders one demand and customary piggy-back registration rights.

In accordance with the acquisition agreement, we made a capital contribution of $2 million to PWR immediately following the closing.

     We have entered into three year employment agreements with each of PWR's executive officers and sole stockholders, Vincent DiSpigno and David N. Salav. The employment agreements with each of Messrs. DiSpigno and Salav provide for their service as vice presidents of Vizacom and as executive officers of our PWR subsidiary. We are also obligated to expand our Board of Directors and cause the election of each of Messrs. DiSpigno and Salav to our expanded Board. Each of these employment agreements also provide for annual base salaries of $200,000, provide for annual bonuses of up to $25,000, based upon PWR attaining specified performance thresholds, and contain restrictions on their engaging in competition with us for the term of the agreement and for one year thereafter and provisions protecting our proprietary rights and information.

     Prior to the closing, PWR delivered to the PWR shareholders promissory notes in the aggregate principal amount $888,638. This amount represents an estimate of PWR's accumulated retained earnings as of March 27, 2000. These notes bear interest at the IRS imputed interest rate on the closing date and are payable in four quarterly payments, commencing June 27, 2000. The principal amount of these PWR notes will be adjusted to reflect PWR's actual retained earnings at March 31, 2000. Payment of any amount outstanding under these PWR notes will be accelerated to the date of our receipt of aggregate gross proceeds of at least $15 million from the sale of our securities since November 12, 1999. We have guaranteed these PWR notes.

     We have granted options to purchase an aggregate of 750,000 shares of our common stock under our 1994 Long Term Incentive Plan to PWR employees, in accordance with the merger agreement. Of these option grants, options to purchase 125,000 shares have been granted to each of Messrs. DiSpigno and Salav.


Item 5. Other Matters.

     On March 20, 2000, we repaid all outstanding amounts due Churchill Consulting under our line of credit facility arrangement with Churchill Consulting.

     On March 27, 2000, we accepted subscriptions for and sold a total of 762,471 shares of our common stock to eleven foreign investors for gross proceeds of $3,392,995.95. The issuances of these shares were private transactions exempt from registration pursuant to Section 4(2) of, and Regulation S promulgated under, the Securities Act.

Item 7. Financial Statements and Exhibits.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     The required financial statements of a PC Workstation Rentals, Inc.
have been included in our Annual Report on Form 10-KSB for the year ended December 31, 1999, commencing on page F-51, and are incorporated in this Form 8-K/A No. 1 by reference to such Form 10-KSB.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     The required pro forma financial information is set forth below:

PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma condensed consolidated financial information gives effect to the Renaissance Multimedia merger, Junction 15 acquisition and PWR Systems merger, using the purchase method of accounting, and the effect of the recent sales of our common stock necessary to complete these acquisitions, after giving effect to the pro forma adjustments described in the accompanying notes. We are providing this pro forma financial information to aid you in your analysis of the financial condition of Vizacom following these mergers, acquisition and financings. We derived this pro forma financial information from the audited financial statements of Vizacom, Renaissance Multimedia, Junction 15 and PWR Systems, each for the year ended December 31, 1999. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the audited historical financial statements and related notes of Vizacom, Renaissance Multimedia, Junction 15 and PWR Systems, which are each included in this Annual Report on Form 10-KSB. The unaudited pro forma condensed consolidated balance sheet gives effect to these mergers, acquisition and financings as if they had each occurred on December 31, 1999 and combines the unaudited condensed consolidated historical balance sheets of Vizacom, Renaissance Multimedia, Junction 15 and PWR Systems as of December 31, 1999. The unaudited pro forma condensed consolidated statements of income for the year ended December 31, 1999 assume these mergers, acquisition and financings were each effected on January 1, 1999. The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have actually occurred if these mergers, acquisition and financings had each been effected on the dates indicated, nor is it indicative of our future operating results or financial position. The pro forma adjustments are based on the information and assumptions available as of March 31, 2000.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                December 31, 1999

                                                   Historical
                             ----------------------------------------------------       Pro Forma        Pro Forma
                             Vizacom        Renaissance     Junction 15       PWR      Adjustments      Consolidated
                             -------        -----------     -----------       ---      -----------      ------------
Cash and cash equivalents  $ 1,730,495     $   131,316    $           40   $   457,850  $ 2,885,175 (A)  $   5,204,876
Marketable securities        2,746,678                --              --            --   (1,992,519)(B)        754,159
Receivables, net               733,410           245,270         231,862     3,692,224           --          4,902,766
Inventories                  1,457,604                --           5,363       567,836           --          2,030,803
Prepaid expenses and
  other current assets         526,552            19,854              --         3,426           --            549,832
                           ------------      ------------   -------------   ----------- ------------     --------------
Total current assets         7,194,739           396,440         237,265     4,721,336      892,656         13,442,436

Property and equipment,
  net                          828,108            81,677          39,009         6,189           --            954,983
Goodwill and other
  intangibles, net             118,665                --              --            --   13,022,923 (F)     13,141,588
Restricted cash                259,838                --              --            --           --            259,838
Deferred consulting costs    1,269,859                --              --            --           --          1,269,859
Other assets, net              803,762            14,424              --        18,904           --            837,090
                           ------------      ------------   -------------   ----------- ------------     --------------
Total assets               $10,474,971       $   492,541    $    276,274    $4,746,429  $13,915,579      $  29,905,794
                           ============      ============   =============   =========== ============     ==============

Revolving lines of credit  $        --       $        --    $         --    $1,748,131  $        --      $   1,748,131
Notes payable                       --            13,663              --       850,000    1,281,015 (C)      2,144,678
Accounts payable             4,111,748            57,451          38,859     1,340,160           --          5,548,218
Accrued and other
  liabilities                1,816,744           158,352         100,137        46,288           --          2,121,521
Value-added taxes payable      393,927                --          62,290            --           --            456,217
Due to shareholder                  --            19,475              --            --      (19,475)(D)             --
Current portion of capital
  lease obligations             63,792             6,793              --            --           --             70,585
Current portion of long-
  term debt                    155,554                --          66,151            --      (66,151)(A)        155,554
                           ------------      ------------   -------------   ----------- ------------     --------------
Total current liabilities    6,541,765           255,734         267,437     3,984,579    1,195,389         12,244,904

Capital lease obligation,
  long term                     98,265             1,803              --            --           --            100,068
Long-term debt, less
  current maturities           100,410            39,381          19,194            --      (19,194) (A)       139,791
                           ------------      ------------   -------------   ----------- ------------     --------------
Total liabilities            6,740,440           296,918         286,631     3,984,579    1,176,195         12,484,763
                           ------------      ------------   -------------   ----------- ------------     --------------

Common stock, $.001
  par value                      7,236             1,000           6,935            13       (4,198)(E)         10,986
Additional paid-in capital  49,851,699           119,577          26,534        17,107   13,519,532 (E)     63,534,449
(Accumulated deficit)
  retained earnings        (47,864,635)           75,046         (43,826)      781,015     (812,235)(E)    (47,864,635)
Treasury stock                 (10,395)               --              --       (36,285)      36,285 (E)        (10,395)
Other comprehensive
  income (loss)              1,750,626                --              --            --           --          1,750,626
                           ------------      ------------   -------------   ----------- ------------      -------------
Total stockholders'
  equity                     3,734,531           195,623         (10,357)      761,850   12,739,384         17,421,031
                           ------------      ------------   -------------   ----------- ------------      -------------
Total liabilities and
  stockholders' equity     $10,474,971       $   492,541    $    276,274    $4,746,429  $13,915,579       $ 29,905,794
                           ============      ============   =============   =========== ============      =============

     NOTES TO UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                      PRO FORMA ADJUSTMENTS
                        December 31, 1999

NOTE A  CASH AND CASH EQUIVALENTS

                                       Renaissance       Junction 15             PWR         Financing        Total
Cash portion of purchase price        $  (250,000)       $  (250,000)       $(1,000,000)    $       --      $(1,500,000)
Legal and accounting fees for
  acquisitions                           (175,000)           (85,000)          (200,000)            --         (460,000)
Finder's fees paid in cash                     --            (69,480)                --             --          (69,480)
Funds raised as a requirement
  of PWR acquisition                           --                 --                 --      5,000,000        5,000,000
                                      ------------      -------------       ------------    -----------     ------------
                                         (425,000)          (404,480)        (1,200,000)     5,000,000        2,970,520
Repayment of loans concurrent
  with purchase                                --            (85,345)                --             --          (85,345)
                                      ------------      -------------       ------------    -----------     ------------
Net impact of acquisitions
  and financing on cash               $  (425,000)      $   (489,825)       $(1,200,000)    $5,000,000      $ 2,885,175
                                      ============      =============       ============    ===========     ============


NOTE B  MARKETABLE SECURITIES

In an August 10, 1999 agreement, the Company agreed to pay a finder a 10% fee, payable in shares of Xceed, Inc. in connection with acquisitions at that date's market value of $13.375. The fees were calculated as follows:

                                                Renaissance              PWR               Total
Gross purchase price . . . . . .               $  2,000,000         $  6,000,000
10% fee. . . . . . . . . . . . .                    200,000              600,000
Conversion price per agreement .                     13.375               13.375
Shares due to finder under the
     agreement . . . . . . . . .                     14,953               44,860
Market value of Xceed shares
     at closing date . . . . . .                     39.875               31.125
                                               -------------        -------------
Finder's fee paid in Xceed
     shares. . . . . . . . . . .               $    596,251         $  1,396,268         $  1,992,519
                                               =============        =============        =============

Realized gain on disposition
     of Xceed shares . . . . . .               $  (127,061)         $   (381,279)        $   (508,340)
                                               =============        =============        =============


NOTE C  NOTES PAYABLE

                                                        PWR             Total
Note payable for retained earnings at closing        $   781,015     $  781,015
Convertible note . . . . . . . . . . . . .               500,000        500,000
                                                     ------------    -----------
Note payable resulting from PWR acquisition .        $ 1,281,015     $1,281,015
                                                     ============    ===========

NOTE D DUE TO SHAREHOLDER

                                                     Renaissance          Total
Debt forgiven by shareholder on acquisition
     closing. . . . . . . . . . . . . . . . .        $    19,475     $   19,475
                                                     ============    ===========

NOTE E  STOCKHOLDERS' EQUITY

                                       Renaissance       Junction 15             PWR         Financing        Total
Common shares issued in
  acquisitions and financing           $    449,870       $   681,818         $ 1,500,000     $  1,117,739      $ 3,749,427
                                       =============      ============        ============    =============     ============

Market price per share                $      3.89       $      3.30         $      3.00     $       4.47

Common stock, $.001 par value                 450               682               1,500           1,118            3,750
Elimination of acquired
  companies' common stock                  (1,000)           (6,935)                (13)             --           (7,948)
                                       -----------      ------------        ------------    ------------     ------------
Effect on common stock account        $      (550)      $    (6,253)        $     1,487     $     1,118      $    (4,198)
                                      ============      ============        ============    ============     ============

Paid-in capital                       $ 1,749,550       $ 2,249,318         $ 4,498,500     $ 4,998,882      $13,496,250
Elimination of acquired
  companies' paid-in capital             (119,577)          (26,534)            (17,107)             --         (163,218)
Value of 50,000 options issued
  to PWR consultants                           --                --             186,500              --          186,500
                                      ------------      ------------        ------------    ------------     ------------

Elimination of acquired companies:

Effect on additional paid-in
  capital                             $ 1,629,973       $ 2,222,784         $ 4,667,893     $ 4,998,882      $13,519,532
                                      ============      ============        ============    ============     ============
(Accumulated deficit) retained
  earnings                            $    75,046       $   (43,826)        $   781,015     $        --      $  (812,235)
                                      ============      ============        ============    ============     ============

Treasury stock                        $        --       $        --         $   (36,285)    $        --      $    36,285
                                      ============      ============        ============    ============     ============


NOTE F GOODWILL AND OTHER INTANGIBLES

     Goodwill arose from the preliminary assignment of fair values to the assets and liabilities acquired. The amount may increase or decrease as a result of the contingent consideration on the PWR acquisition. Additionally, further assessment of fair values and completion of any appraisals may result in changes in either valuation or allocation of the excess purchase price over fair value. For the above pro forma goodwill was determined as follows:

                                                              Renaissance       Junction 15        PWR            Total

Cash paid as indicated in Note A                              $   425,000       $   404,480     $ 1,200,000      $ 2,029,480
Stock issued as indicated in Note E                             1,750,000         2,250,000       4,500,000        8,500,000
Notes issued as indicated in Note C                                    --                --       1,281,015        1,281,015
Marketable securities issued as indicated in Note B               596,251                --       1,396,268        1,992,519
Forgiveness of shareholder debt upon acquisition                  (19,475)               --              --          (19,475)

Consultant options indicated in Note E                                 --                --         186,500          186,500
                                                              ------------      ------------     -----------     ------------
Total consideration paid                                        2,751,776         2,654,480       8,563,783       13,970,039
Less: Fair value of acquired net assets (liabilities)
  based on preliminary assessment                                 195,623           (10,357)        761,850          947,116
                                                              ------------      ------------     -----------     ------------
Goodwill and other intangibles                                $ 2,556,153       $ 2,664,837     $ 7,801,933      $13,022,923
                                                              ============      ============    ============     ============

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               For the Year Ended December 31, 1999

                                                   Historical
                             ----------------------------------------------------       Pro Forma        Pro Forma
                             Vizacom        Renaissance     Junction 15       PWR      Adjustments      Consolidated
                             -------        -----------     -----------       ---      -----------      ------------
Net sales                  $19,891,357      $1,531,400      $  717,804    $15,928,205            --     $38,068,766
Cost of goods sold           6,371,106         546,490         303,840     13,094,364            --      20,315,800
                           ------------     -----------     -----------   ------------ -------------    ------------
Gross profit                13,520,251         984,910         413,964      2,833,841            --      17,752,966

Expenses:
Selling, general and
  administrative expenses   17,175,520        925,276          392,939      2,371,756  $    179,000 (G)  21,044,491
Product development          1,027,447             --               --             --            --       1,027,447
Amortization of goodwill
  and other intangibles      2,219,363             --               --             --     1,860,418 (I)   4,079,781
Unrealized holding gain       (322,652)            --               --             --            --        (322,652)
Realized gain                 (642,444)            --               --             --      (508,340)(B)  (1,150,784)
Other (income) expense,
  net                          (59,503)        (1,668)              --         83,031        47,871 (H)      69,731
                           ------------     -----------     -----------   ------------ -------------    ------------
                            19,397,731         923,608         392,939      2,454,787     1,578,949      24,748,014
                           ------------     -----------     -----------   ------------ -------------    ------------

(Loss) income before
  income taxes              (5,877,480)         61,302          21,025        379,054    (1,578,949)      (6,995,048)
Income tax (benefit)
  expense                     (250,978)         23,000              --         12,541            --         (215,437)
                           ------------     -----------     -----------   ------------ -------------    ------------

Net (loss) income           (5,626,502)         38,302          21,025        366,513    (1,578,949)      (6,779,611)
Dividends on Series A
 and Series C
 preferred stock               (56,641)             --              --             --            --          (56,641)
                           ------------     -----------     -----------   ------------ -------------    ------------

Net (loss) income
 attributable to
common stockholders        $(5,683,143)     $   38,302      $   21,025    $   366,513  $ (1,578,949)    $ (6,836,252)
                           ============     ===========     ===========   ============ =============    =============
Pro forma loss per share -
  Basic and diluted:
  Net loss per share       $     (0.95)                                                                 $      (0.70)
                           ============                                                                 =============
  Weighted average
  number of shares           5,996,507                                                                     9,745,934
                           ============                                                                 =============

NOTES TO UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      PRO FORMA ADJUSTMENTS
               For the Year Ended December 31, 1999

NOTE G  EMPLOYMENT AGREEMENTS

Represents the additional cost relating to PWR of $61,000 and Junction 15 of $118,000 for compensation expense as a result of the employment agreements.


NOTE H  INTEREST EXPENSE

Represents interest at 6.3% for the PWR retained earnings note and convertible note, assuming no conversion (described in Note C), as well as the repayment of Junction 15 indebtedness.


NOTE I  AMORTIZATION OF GOODWILL AND OTHER INTANGIBLES

To record amortization based on a seven-year life.

     (c)  EXHIBITS.

          Listed below are all exhibits to this Current Report on Form 8-K/A
No 1.

Exhibit
Number    Description
------    -----------

10.1 Agreement and Plan of Merger, dated as of February 28, 2000, among Vizacom Inc., PWR Acquisition Corp., PC Workstation Rentals, Inc., d/b/a PWR Systems and the stockholders of PC Workstation Rentals, Inc.
10.2 Amendment No. 1 to Merger Agreement, dated March 27, 2000, among Vizacom Inc., PWR Acquisition Corp., PC Workstation Rentals, Inc., d/b/a PWR Systems and the shareholders of PC Workstation Rentals, Inc.*
10.3 Convertible Note, dated March 27, 2000, of Vizacom Inc. in the principal amount of $250,000 and payable to Vincent DiSpigno.*
10.4 Convertible Note, dated March 27, 2000, of Vizacom Inc. in the principal amount of $250,000 and payable to David Salav.*
10.5 Lock-Up Agreement, dated March 27, 2000, between Vizacom Inc. and Vincent DiSpigno.*
10.6 Lock-Up Agreement, dated March 27, 2000, between Vizacom Inc. and David Salav.*
10.7      Registration  Rights  Agreement,  dated March 27, 2000,  among
          Vizacom Inc.,  Vincent  DiSpigno and David Salav.*
10.8 Employment Agreement, dated March 27, 2000, between Vizacom Inc. and Vincent DiSpigno.*
10.9 Employment Agreement, dated March 27, 2000, between Vizacom Inc. and David Salav.*
10.10 Promissory Note, dated March 27, 2000, of PC Workstation Rentals, Inc. in the aggregate principal amount of $444,319 and payable to Vincent DiSpigno.
10.11 Promissory Note, dated March 27, 2000, of PC Workstation Rentals, Inc. in the aggregate principal amount of $444,319 and payable to David Salav.*
10.12     Letter Agreement, dated March 27, 2000, among  Vizacom  Inc.,   PWR
          Acquisition Corp., PC Workstation Rentals, Inc., d/b/a PWR Systems, and the stockholders of PC Workstation Rentals, Inc.*
23.1      Consent of Deloitte & Touche LLP.
99.1      Press Release, dated March 28, 2000.*




------------------
* Previously filed with Form 8-K on April 4, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 17, 2000

                                                  VIZACOM INC.



                                      By:       /s/ Alan W. Schoenbart
                                          -------------------------------------
                                                 Alan W. Schoenbart
                                            Vice President - Finance and
                                              Chief Financial Officer